UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 18, 2014

MEASUREMENT SPECIALTIES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	1-11906	22-2378738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lucas Way, Hampton, Virginia 23666

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (757) 766-1500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 18, 2014, Measurement Specialties, Inc. and TE Connectivity Ltd. issued a joint press release announcing that they had entered into a definitive agreement pursuant to which TE Connectivity will acquire Measurement Specialties. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Joint Press Release issued by Measurement Specialties, Inc. and TE Connectivity Ltd. dated June 18, 2014.

Statement on Cautionary Factors

Except for the historical information presented herein, matters discussed herein may constitute forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Statements that are not historical facts, including statements preceded by, followed by, or that include the words “future”; “anticipate”; “potential”; “believe”; or similar statements are forward-looking statements. Risks and uncertainties include uncertainties as to the timing of the proposed transaction; the possibility that various closing conditions for the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction; the effects of disruption from the proposed transaction making it more difficult to maintain relationships with employees, customers, business partners or governmental entities; as well as risks detailed from time to time in the Company’s public disclosure filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the fiscal year ended March 31, 2014, subsequent quarterly filings on Form 10-Q, and the proxy statement to be filed in connection with the proposed transaction. The information contained herein is as of June 18, 2014. The Company disclaims any intent or obligation to update any forward-looking statements as a result of developments occurring after the period covered by this report or otherwise, except as expressly required by law. Copies of the Company’s public disclosure filings are available from its investor relations department.

Additional Information and Where To Find It

In connection with the proposed transaction, the Company intends to file a proxy statement and other materials with the SEC. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from the Company by contacting Investor Relations by mail at Attn: Investor Relations, Mark Thomson, CFO, 1000 Lucas Way, Hampton, VA 23666.

Interests of Participants

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2013 Annual Meeting of Shareholders, which was filed with the SEC on July 29, 2013. These documents are available free of charge at the SEC’s website at www.sec.gov, and by mail at Attn: Investor Relations, Mark Thomson, CFO, 1000 Lucas Way, Hampton, VA 23666, or by going to the Investor Relations page on the Company’s corporate website at www.meas-spec.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement the Company intends to file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Measurement Specialties, Inc.

June 18, 2014	By:	/s/ Mark Thomson
Name: Mark Thomson Title: Chief Financial Officer

EXHIBIT INDEX

99.1	Joint Press Release issued by Measurement Specialties, Inc. and TE Connectivity Ltd. dated June 18, 2014.